Exhibit 99.1

Contacts:

Investors: Kurt Harrington at 703-312-9647 or kharrington@fbr.com

Media: Bill Dixon at 703-469-1092 or bdixon@fbr.com

FBR Announces Record Financial Results

for the Third Quarter of 2004

Diluted Earnings per Share Increase 34% to $0.55,

versus $0.41 for the Same Period Last Year

Arlington, Va., October 26, 2004 – Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today announced net income after tax for the quarter ended September 30, 2004 of $92.1 million, or $0.55 per share (diluted), compared to $57 million, or $0.41 per share (diluted), for the third quarter of 2003. Net revenues for the quarter were $243.7 million, up 50% from net revenues of $162 million in the third quarter of 2003.

Third Quarter and Nine Month Results

Quarter ended September 30, 2004:

•	Record net earnings of $92.1 million, a 62% increase compared to $57 million for the third quarter of 2003

•	Record earnings per share, up 34% to $0.55 compared to $0.41 for the third quarter of 2003

•	A return on equity of 24.8% (23.5% excluding the impact of accumulated other comprehensive income (AOCI))

•	Record net revenues of $243.7 million, an increase of 50% above $162 million for the third quarter of 2003

•	Record capital markets revenues of $164.4 million, up 51% versus the same period in 2003

•	FBR’s first book running lead managed asset-backed securities (ABS) underwriting totaling approximately $720 million.

Nine months ended September 30, 2004:

•	Net earnings up 116% to a record $263 million, compared to $121.5 million for the first nine months of 2003

•	Earnings per share (diluted) were up 41% to a record $1.56, compared to $1.11 for the first nine months of 2003

•	A return on equity of 22.6% (22.8% excluding the impact of AOCI)

•	A 90% increase in net revenues to a record $642.8 million versus $338.6 million for the first nine months of 2003

•	Record capital markets revenues of $379.1 million, up 98% versus the same period in 2003.

“During the third quarter our capital markets businesses exhibited significant growth, even with a choppy market early in the period. Simultaneously, we were able to manage our more predictable spread-based business to yield appropriate returns in spite of a flattening yield curve,” said Eric F. Billings, Co-Chairman and Co-Chief Executive Officer.

On September 9, 2004, FBR declared a quarterly regular dividend of $0.34 per share, to be paid on October 29, 2004. The company earned a total of $263 million during the first nine months of 2004, or $1.56 per share (diluted), and declared $1.14 per share of total dividends.

Investment Banking

FBR’s investment banking operations achieved revenues of $141.6 million in the third quarter, an increase of 59% over the third quarter of 2003.

•	In the third quarter of 2004, FBR raised $4.8 billion as lead manager for issuers, including:

•	$1.6 billion in five initial public offerings (IPOs)

•	$443.3 million in five follow-on and secondary offerings

•	$195.0 million in corporate debt and non-convertible preferred securities

•	$1.4 billion in asset-backed securities

•	$1.2 billion in private equity placements.

•	FBR investment banking completed six mergers, acquisitions or advisory transactions.

•	FBR continues to be ranked first in terms of the after-market performance of its equity underwritings for the first three quarters of 2004 as well as the trailing three and five year periods ending September 30, 2004.[1]

•	FBR earned the following rankings for the third quarter of 2004:[2]

•	the number four book-running manager of all U.S. common equity capital raises

•	the number one book-running manager of all U.S. small capitalization common equity capital raises

•	the number six book-running manager for all U.S. IPOs.

•	FBR also ranked as the number one book-running manager of all U.S. small capitalization common equity capital raises for the year-to-date through September 30, 2004.[2]

“The third quarter exhibited two trends which we believe will continue to propel our growth – the broadening of a consistent repeat client base throughout our investment banking business and the continuing opportunity to restructure and capitalize the specialty finance industry,” said Emanuel J. Friedman, Co-Chairman and Co-Chief Executive Officer.

Institutional Brokerage and Research

FBR’s institutional brokerage revenues totaled $22.7 million during the third quarter of 2004 versus $19.7 million for the third quarter of 2003, a 15% increase.

•	Year-to-date brokerage revenues increased 67% versus the comparable period in 2003 – $84.4 million versus $50.6 million.

•	During the third quarter of 2004, FBR continued to broaden the research it provides to clients by adding fixed income ABS research and expanding our equity research in the healthcare industry.

Asset Management

•	Two FBR Mutual funds were chosen by BARRON’S as “Best Performers” in their respective categories for the third quarter. [3]

•	Total funds under management equaled $2.7 billion at September 30, 2004 versus $2.3 billion at June 30, 2004 and $1.9 billion at September 30, 2003.

•	Total mutual fund assets equaled $2.0 billion at September 30, 2004 versus $1.6 billion at June 30, 2004 and $1.5 billion at September 30, 2003.

•	Net fund inflows equaled approximately $342 million during the quarter, of which approximately $63 million were associated with alternative investment vehicles.

Principal Investment

FBR’s principal investing activities achieved revenues net of interest expense of $68.7 million during the quarter that ended on September 30, 2004. This $68.7 million is compared to $43.3 million for the third quarter of 2003 and $83.4 million for the second quarter of this year. The fair market value of FBR’s mortgage-backed securities (MBS) portfolio totaled $10.9 billion on September 30, 2004. Quarter-end leverage (debt-to-equity) in the MBS portfolio was 9.9 compared to 10.7 at June 30, 2004. The company’s overall leverage was 6.96 on September 30, 2004.

The third quarter included two increases in the federal funds rate by the Federal Reserve and a general flattening of the yield curve. Despite these factors, the MBS portfolio achieved a return on equity equal to approximately 18% with less leverage than that of the second quarter and a net spread that equaled approximately 151 basis points.

•	During the quarter, FBR’s MBS portfolio had a weighted average annual yield of 3% and a weighted average financing rate of 1.49% (including the cost of hedging), resulting in a net interest spread of 1.51% for the third quarter of 2004, compared to a net interest spread of 1.91% for the preceding quarter.

•	Amortization of premium during the quarter equaled $24.2 million. The portfolio continued to experience a relatively high average one-month constant prepayment rate (CPR) of 30.4 for the quarter, down slightly from the 30.5 experienced in the second quarter of 2004.

•	The weighted average remaining premium of FBR’s MBS portfolio was 1.79% on September 30, 2004.

•	At the end of the third quarter, FBR’s MBS portfolio continued to maintain a low effective duration (a measure of interest rate sensitivity) of 1.25.

•	The total value of FBR’s merchant banking portfolio and other long-term investments was $341.9 million as of September 30, 2004. Of this total, $261.2 million was held in the merchant banking portfolio, $59.3 million was held in alternative asset funds, and $21.4 million was held in other long-term investments.

•	FBR recorded $19.1 million of net gains on principal investments during the quarter, including $14.7 million of net merchant banking gains, and $4.4 million in other gains.

Friedman, Billings, Ramsey Group, Inc. provides investment banking, 4 institutional brokerage, 4 asset management, and private client services through its operating subsidiaries and invests in mortgage-backed securities and merchant banking opportunities. FBR focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy, financial institutions, healthcare, insurance, real estate, and technology, media and telecommunications. FBR, headquartered in the

Washington, D.C. metropolitan area, with offices in Arlington, Va. and Bethesda, Md., also has offices in Atlanta, Boston, Chicago, Cleveland, Dallas, Denver, Houston, Irvine, London, New York, Portland, San Francisco, Seattle, and Vienna. For more information, please see http://www.fbr.com.

A live webcast of FBR’s conference call will be available at 9:00 a.m. on Wednesday, October 27, 2004 (Eastern Daylight Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of the webcast will be available afterward.

Financial data follows.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Quarter ended September 30,
	2004	%	2003	%
REVENUES:
Investment banking:
Underwriting	$65,990	27.1%	$37,518	23.2%
Corporate finance	75,631	31.0%	51,637	31.9%
Institutional brokerage:
Principal transactions	4,241	1.7%	6,549	4.0%
Agency commissions	18,505	7.6%	13,145	8.1%
Asset management:
Base management fees	7,044	2.9%	5,602	3.5%
Incentive allocations and fees	1,737	0.7%	1,549	1.0%
Principal investment:
Interest	88,035	36.1%	46,849	28.9%
Net investment income	19,090	7.8%	18,178	11.2%
Dividends	5,820	2.4%	1,258	0.8%
Other	1,827	0.7%	2,675	1.7%

Total revenues	287,920	118.0%	184,960	114.3%
Interest expense	44,265	18.0%	22,972	14.3%

Revenues, net of interest expense	243,655	100.0%	161,988	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	95,824	39.3%	67,505	41.7%
Business development	8,284	3.4%	4,820	3.0%
Professional services	13,421	5.5%	6,508	4.0%
Clearing and brokerage fees	1,556	0.6%	2,057	1.3%
Occupancy and equipment	3,898	1.6%	2,426	1.5%
Communications	3,348	1.4%	2,969	1.8%
Other operating expenses	4,846	2.0%	4,259	2.6%

Total expenses	131,177	53.8%	90,544	55.9%

Net income before income taxes	112,478	46.2%	71,444	44.1%
Income tax provision	20,329	8.3%	14,483	8.9%

Net Income	$92,149	37.9%	$56,961	35.2%

Basic earnings per share	$0.55		$0.42

Diluted earnings per share	$0.55		$0.41

Weighted average shares - basic	167,593		135,670

Weighted average shares - diluted	168,800		138,269

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Nine months ended September 30,
	2004	%	2003	%
REVENUES:
Investment banking:
Underwriting	$166,240	25.9%	$70,281	20.8%
Corporate finance	128,482	20.0%	70,739	20.9%
Institutional brokerage:
Principal transactions	15,686	2.4%	16,876	5.0%
Agency commissions	68,702	10.7%	33,731	10.0%
Asset management:
Base management fees	19,963	3.1%	18,662	5.5%
Incentive allocations and fees	2,958	0.5%	8,535	2.5%
Principal investment:
Interest	264,141	41.1%	95,937	28.3%
Net investment income	74,531	11.6%	55,489	16.4%
Dividends	8,475	1.3%	2,800	0.8%
Other	4,824	0.8%	9,888	2.9%

Total revenues	754,002	117.4%	382,938	113.1%
Interest expense	111,188	17.4%	44,339	13.1%

Revenues, net of interest expense	642,814	100.0%	338,599	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	228,411	35.5%	135,150	39.9%
Business development	33,707	5.2%	14,826	4.4%
Professional services	38,635	6.0%	13,059	3.9%
Clearing and brokerage fees	6,937	1.1%	5,037	1.5%
Occupancy and equipment	10,128	1.6%	6,842	2.0%
Communications	9,732	1.5%	7,406	2.2%
Other operating expenses	16,168	2.5%	11,316	3.3%

Total expenses	343,718	53.4%	193,636	57.2%

Net income before income taxes	299,096	46.6%	144,963	42.8%
Income tax provision	36,129	5.6%	23,507	6.9%

Net income	$262,967	41.0%	$121,456	35.9%

Basic earnings per share	$1.57		$1.14

Diluted earnings per share	$1.56		$1.11

Weighted average shares - basic	166,975		106,279

Weighted average shares - diluted	168,500		109,103

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (unaudited) (Dollars in thousands, except per share data)

	YTD 2004	Q-3 04	Q-2 04	Q-1 04
Revenues
Investment banking:
Underwriting	$166,240	$65,990	$37,476	$62,774
Corporate finance	128,482	75,631	24,514	28,337
Institutional brokerage:
Principal transactions	15,686	4,241	5,426	6,019
Agency commissions	68,702	18,505	21,060	29,137
Asset management:
Base management fees	19,963	7,044	6,384	6,535
Incentive income	2,958	1,737	(1,444)	2,665
Principal investment:
Interest	264,141	88,035	87,111	88,995
Net investment income	74,531	19,090	28,832	26,609
Dividends	8,475	5,820	1,683	972
Other	4,824	1,827	1,683	1,314

Total revenues	754,002	287,920	212,725	253,357
Interest expense	111,188	44,265	34,276	32,647

Revenues, net of interest expense	642,814	243,655	178,449	220,710

Non-interest expenses
Compensation and benefits	228,411	95,824	57,698	74,889
Business development	33,707	8,284	8,885	16,538
Professional services	38,635	13,421	15,050	10,164
Clearing and brokerage fees	6,937	1,556	2,608	2,773
Occupancy & equipment	10,128	3,898	3,326	2,904
Communications	9,732	3,348	3,442	2,942
Other operating expenses	16,168	4,846	5,351	5,971

Total expenses	343,718	131,177	96,360	116,181

Net income before taxes	299,096	112,478	82,089	104,529

Income tax provision	36,129	20,329	910	14,890
Net income	$262,967	$92,149	$81,179	$89,639

Net income before taxes as a percentage of net revenue	46.5%	46.2%	46.0%	47.4%
ROE (annualized)	22.6%	24.8%	20.8%	22.1%
Total shareholders’ equity	$1,543,361	$1,543,361	$1,431,345	$1,685,673
Basic earnings per share	$1.57	$0.55	$0.49	$0.54
Diluted earnings per share	$1.56	$0.55	$0.48	$0.54
Ending shares outstanding (in thousands)	166,753	166,753	166,632	165,623
Book value per share	$9.26	$9.26	$8.59	$10.18
Gross assets under management (in millions)

Managed accounts	$168.7	$168.7	$160.3	$78.8
Hedge & offshore funds	440.3	440.3	370.1	435.4
Mutual funds	1,963.7	1,963.7	1,612.2	1,897.4
Private equity and venture capital funds	128.7	128.7	110.6	76.5

Total	$2,701.4	$2,701.4	$2,253.2	$2,488.1

Net assets under management (in millions)
Managed accounts	$168.7	$168.7	$160.3	$78.8
Hedge & offshore funds	429.5	429.5	366.7	350.5
Mutual funds	1,951.7	1,951.7	1,606.9	1,874.0
Private equity and venture capital funds	99.7	99.7	88.8	70.4

Total	$2,649.6	$2,649.6	$2,222.7	$2,373.7

Productive assets under management (in millions)
Managed accounts	$168.7	$168.7	$160.3	$78.8
Hedge & offshore funds	429.5	429.5	366.7	350.5
Mutual funds	1,951.7	1,951.7	1,606.9	1,874.0
Private equity and venture capital funds	164.8	164.8	153.8	131.2

Total	$2,714.7	$2,714.7	$2,287.7	$2,434.5

Employee count	666	666	626	549

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. Financial & Statistical Supplement - Operating Results (unaudited) (Dollars in thousands, except per share data)

	YTD 2003	Q-4 03	Q-3 03	Q-2 03	Q-1 03
Revenues
Investment banking:
Underwriting	$117,296	$47,015	$37,518	$23,975	$8,788
Corporate finance	144,086	73,347	51,637	13,383	5,719
Institutional brokerage:
Principal transactions	23,965	7,089	6,549	6,576	3,751
Agency commissions	50,178	16,447	13,145	13,049	7,537
Asset management:
Base management fees	24,782	6,120	5,602	5,369	7,691
Incentive income	13,959	5,424	1,549	1,471	5,515
Principal investment:
Interest	165,898	69,961	46,849	49,088	—
Net investment income	70,619	15,130	18,178	31,767	5,544
Dividends	4,078	1,278	1,258	1,542	—
Other	13,664	3,776	2,675	2,219	4,994

Total revenues	628,525	245,587	184,960	148,439	49,539
Interest expense	68,995	24,656	22,972	19,721	1,646

Revenues, net of interest expense	559,530	220,931	161,988	128,718	47,893

Non-interest expenses
Compensation and benefits	226,389	91,239	67,505	42,841	24,804
Business development	21,416	6,589	4,821	7,032	2,974
Professional services	21,628	8,570	6,507	3,646	2,905
Clearing and brokerage fees	7,014	1,977	2,057	1,748	1,232
Occupancy & equipment	9,585	2,743	2,426	2,217	2,199
Communications	10,574	3,168	2,969	2,228	2,209
Other operating expenses	16,919	5,603	4,259	4,053	3,004

Total expenses	313,525	119,889	90,544	63,765	39,327

Net income before taxes	246,005	101,042	71,444	64,953	8,566

Income tax provision	44,591	21,084	14,483	6,181	2,843
Net income	$201,414	$79,958	$56,961	$58,772	$5,723

Net income before taxes as a percentage of net revenue	44.0%	45.7%	44.1%	50.5%	17.9%
ROE (annualized)	22.4%	24.4%	20.7%	21.9%	3.6%
Total shareholders’ equity	$1,554,339	$1,554,339	$1,068,153	$1,136,093	$1,011,647
Basic earnings per share	$1.68	$0.50	$0.42	$0.43	$0.12
Diluted earnings per share	$1.63	$0.49	$0.41	$0.43	$0.12
Ending shares outstanding (in thousands)	165,189	165,189	136,180	136,087	131,576
Book value per share	$9.41	$9.41	$7.84	$8.35	$7.69
Gross assets under management (in millions)
Managed accounts	$60.6	$60.6	$63.8	$69.6	$818.8
Hedge & offshore funds	344.2	344.2	253.4	237.8	239.7
Mutual funds	1,661.5	1,661.5	1,497.7	1,424.1	1,199.5
Private equity and venture capital funds	72.2	72.2	73.6	69.8	77.5

Total	$2,138.5	$2,138.5	$1,888.5	$1,801.3	$2,335.5

Net assets under management (in millions)
Managed accounts	$60.6	$60.6	$63.8	$69.6	$82.7
Hedge & offshore funds	286.7	286.7	226.2	199.2	160.8
Mutual funds	1,649.6	1,649.6	1,486.1	1,414.9	1,194.2
Private equity and venture capital funds	64.3	64.3	63.4	64.5	70.0

Total	$2,061.2	$2,061.2	$1,839.5	$1,748.2	$1,507.7

Productive assets under management (in millions)
Managed accounts	$60.6	$60.6	$63.8	$69.6	$818.8
Hedge & offshore funds	286.7	286.7	226.2	199.2	160.8
Mutual funds	1,649.6	1,649.6	1,486.1	1,414.9	1,194.2
Private equity and venture capital funds	130.7	130.7	171.3	170.8	336.1

Total	$2,127.6	$2,127.6	$1,947.4	$1,854.5	$2,509.9

Employee count	494	494	479	500	493

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

	30-Sep-04	31-Dec-03
ASSETS
Cash and cash equivalents	$173,535	$92,688
Receivables	238,230	67,295
Investments:
Mortgage-backed securities, at fair value	10,918,664	10,551,570
Long-term investments	341,942	379,002
Reverse repurchase agreements	162,095	—
Trading securities, at market value	54,373	4,932
Due from clearing broker	227,282	89,940
MMA acquired management contracts	14,755	16,090
Goodwill	108,013	108,013
Building, furniture, equipment and leasehold improvements, net	11,315	6,969
Other assets	33,361	12,086

Total assets	$12,283,565	$11,328,585

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Trading account securities sold short, at market value	$147,965	$9,525
Repurchase agreements	4,784,967	5,095,676
Commercial paper	5,346,318	4,392,965
Dividends payable	57,359	56,744
Interest payable	9,639	6,188
Accrued compensation and benefits	93,508	100,901
Accounts payable, accrued expenses and other liabilities	192,273	58,058
Long-term debt	108,175	54,189

Total liabilities	10,740,204	9,774,246

Shareholders’ equity:
Common stock, 168,690 and 166,893 shares	1,687	1,669
Additional paid-in capital	1,477,413	1,443,228
Employee stock loan receivable including accrued interest (717 and 1,290 shares)	(4,821)	(8,277)
Deferred compensation	(17,492)	(2,203)
Accumulated other comprehensive (loss)/income	(44,949)	60,505
Retained earnings	131,523	59,417

Total shareholders’ equity	1,543,361	1,554,339

Total liabilities and shareholders’ equity	$12,283,565	$11,328,585

Book Value per Share	$9.26	$9.41
Shares Outstanding	166,753	165,189

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company’s Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

# # #

[1]	Source: Dealogic. Relates to all public equity transactions (initial public offerings and secondaries/follow-ons, excluding closed-end funds) from all industries. Transactions and performance priced through 9/30/04. Non-weighted average aftermarket performance. Ranked among book running underwriters of more than 15 transactions per year.

[2]	Source: Dealogic

[3]	BARRON’S Lipper Mutual Fund Quarterly, 10/11/04 (page L20)

[4]	Friedman, Billings, Ramsey & Co., Inc